UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2010

A.C. Moore Arts & Crafts, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	000-23157	22-3527763
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 A.C. Moore Drive, Berlin, NJ	08009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 768-4930

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Joseph A. Jeffries as Chief Executive Officer

On June 17, 2010, the Board of Directors of A.C. Moore Arts & Crafts, Inc. (the “Company”) appointed Joseph A. Jeffries as Chief Executive Officer, effective immediately. In connection with his appointment, Mr. Jeffries’ annual base salary was increased to $475,000.

Mr. Jeffries has served as the Company’s Acting Chief Executive Officer since March 31, 2010 and as Executive Vice President and Chief Operating Officer since August 2008. He joined the Company in November 2007 as its Executive Vice President of Operations. Previously, Mr. Jeffries served as Vice President, Store Operations, Space Planning and Visual Merchandising for Office Depot, Inc., a position he held from 2004 to November 2007. During 2004 and 2005, he also served as Vice President, Store and Copy Center Operations of Office Depot. From 1999 to 2003, Mr. Jeffries held various management positions with Office Depot. Prior to his employment with Office Depot, Mr. Jeffries held management positions with Home Quarters Warehouse, Inc., a home improvement retail chain.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2010, the Company held its 2010 Annual Meeting of Shareholders. The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 3, 2010. The results of the shareholder vote are as follows:

Proposal 1: Election of two Class B directors to hold office for a term of three years and until each of their respective successors is duly elected and qualified.

				Broker
	For	Against	Abstain	Non-Vote

Michael J. Joyce	17,822,486	n/a	81,520	3,968,869
Neil A. McLachlan	17,818,436	n/a	85,570	3,968,869

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2011.

				Broker
	For	Against	Abstain	Non-Vote

Ratification of PricewaterhouseCoopers LLP	21,813,566	42,404	16,905	0

Item 7.01 Regulation FD Disclosure.

On June 17, 2010, the Company issued a press release announcing Mr. Jeffries’ appointment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated June 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.C. MOORE ARTS & CRAFTS, INC.

Date: June 23, 2010

By: /s/ Amy Rhoades
Name: Amy Rhoades
Title: Senior Vice President and General Counsel

Exhibits

Exhibit No.	Description

99.1	Press release dated June 17, 2010.